Exhibit 10.29

TRAI THIEN USA INC.

EMPLOYMENT AGREEMENT

THIS Employment Agreement (“Agreement”) is hereby entered into and made effective this first day of January, 2010, by and between Trai Thien USA Inc., a U.S. public Nevada corporation with its principal place of business located in Vietnam (the “Company”), and Mr. Thang Viet Tran with Vietnam Passport number of  __________ (“Mr. Thang”).

Hợp Đồng Lao Động NÀY (“Hợp Đồng”) được lập nên và chính thức có hiệu lực kể từ ngày 01 tháng 01 năm 2010, giữa Trai Thien USA Inc., một công ty đại chúng của Hoa Kỳ tại bang Nevada  có trụ sở kinh doanh đặt tại Việt Nam (“Công Ty”), và ông Trần Việt Thắng, hộ chiếu số B1621956 (“ông Thắng”).

RECITALS

SỰ KIỆN

1.

The Company is engaged in the business of sea cargo transportation in Vietnam and desires to acquire qualified, experienced leadership in this endeavor.

Công Ty đang kinh doanh trong lĩnh vực vận tải hàng hóa đường biển, và đang có mong muốn tìm kiếm một nhà lãnh đạo giỏi và kinh nghiệm trong lĩnh vực này.

2.

Mr. Thang has had considerable experience in accounting and finance and has developed considerable executive and corporate expertise in managing enterprises’ finance.  Further, Mr. Thang has developed unique expertise regarding the component parts of public companies and has gained valuable knowledge of the various knowledge and skill bases for this enterprise.

Ông Thắng đã có một bề dày kinh nghiệm về kế toán và tài chính và đã thu thập được khối lượng chuyên môn đáng kể về điều hành và quản lý tài chính doanh nghiệp. Hơn nữa, ông Thắng còn phát triển chuyên môn và hiểu biết về các thành phần trong một công ty đại chúng và tích lũy được những kiến thức và kỹ năng đa dạng, có giá trị dành cho công ty này.

3.

In view of his effective service and experience, the Company has determined that it desires to employ Mr. Thang as its Chief Financial Officer for the period set forth below.

Thông qua đánh giá năng lực và kinh nghiệm của ông Thắng, Công Ty mong muốn được tuyển dụng ông Thắng vào vị trí Giám Đốc Tài Chính của Công Ty trong thời gian được đề cập dưới đây.

4.

In consideration for the terms of this Agreement, Mr. Thang desires to be employed by the Company as its Chief Financial Officer.

Sau khi đã cân nhắc các điều khoản trong Hợp Đồng này, ông Thắng mong muốn được Công Ty tuyển dụng vào vị trí Giám Đốc Tài Chính của Công Ty.

NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual covenants, promises, terms and conditions hereinafter set forth, the parties hereto agree as follows:

CHÍNH VÌ VẬY, BÂY GIỜ, khi đã cân nhắc các sự kiện đã đề cập ở trên cũng như các thỏa thuận, hứa hẹn, điều khoản và điều kiện giữa hai bên được nhắc đến sau đây, các bên đã đồng ý những điều sau:

I.

EMPLOYMENT.

TUYỂN DỤNG

 The Company hereby employs, engages and hires Mr. Thang as its Chief Financial Officer on the terms and conditions hereinafter set forth, and Mr. Thang hereby accepts such employment and agrees to perform such services and duties and to carry out such responsibilities as hereinafter set forth.

Công Ty theo đó tuyển dụng, cam kết và thuê ông Thắng vào vị trí Giám Đốc Tài Chính theo các điều khoản và điều kiện được đề cập dưới đây, và ông Thắng theo đó chấp thuận việc tuyển dụng và đồng ý thực hiện các công việc, nhiệm vụ và nghĩa vụ như được đề cập dưới đây.

II.

TERMS OF EMPLOYMENT.

THỜI HẠN TUYỂN DỤNG

The term of employment under this Agreement shall be for a period of two (2) years(s) commencing as of January 1, 2010 and terminating on December 31, 2011, subject, however, to prior termination as hereinafter provided.  Unless otherwise agreed in writing, subject to mutual agreement of the parties, continued employment of Mr. Thang by the Company after December 31, 2011, shall be for a term and on the conditions to be agreed to by the parties prior to the expiration of the Agreement.

Thời hạn tuyển dụng theo Hợp Đồng là hai (2) năm bắt đầu từ ngày 01 tháng 01 năm 2010 và kết thúc vào ngày 31 tháng 12 năm 2011, tuy nhiên còn tùy thuộc vào việc hợp đồng có bị chấm dứt trước thời hạn hay không được đề cập dưới đây. Trừ khi có sự đồng ý khác bằng văn bản và tùy thuộc vào việc thỏa thuận giữa các bên, ông Thắng sẽ tiếp tục được Công Ty tuyển dụng vào sau ngày 31 tháng 12 năm 2011 theo thời hạn và các điều kiện được các bên đồng ý trước ngày Hợp Đồng này hết hạn.

III.

SERVICES, DUTIES AND RESPONSIBILITIES.

CHỨC VỤ, NHIỆM VỤ VÀ TRÁCH NHIỆM

1.

Mr. Thang will faithfully and to the best of his ability serve the company in his capacity as its Chief Financial Officer, subject to the policy direction of the Board of Directors of the Company. Mr. Thang shall perform such services and duties as are customarily performed by one holding the position of Chief Financial Officer of a public corporation.

Ông Thắng với khả năng cao nhất của mình sẽ phục vụ công ty dưới cương vị là Giám Đốc Tài Chính, theo định hướng chính sách của Hội Đồng Quản Trị Công Ty. Ông Thắng sẽ thực thi các chức vụ và nhiệm vụ đó như bất kỳ một người giữ chức vụ Giám Đốc Tài Chính thông thường khác trong một công ty đại chúng.

2.

As Chief Financial Officer, Mr. Thang shall be responsible for the overall management of the Company’s finance.  Mr. Thang will devote his full time, energy and skill during regular business hours to his employment with the Company.  Such duties shall be rendered in Vietnam, and at such other place or places as the Company shall in good faith  require or as interests, needs, business or opportunity of the Company shall require.  Mr. Thang shall be responsible on a continuing basis for the development, implementation and maintenance of a business plan for the corporation and all activities defined therein. He shall be responsible for coordination of efforts of the corporate and subsidiary officers and management teams and their respective staffs and for the maximization of corporate performance and overall profitability of the corporation and its respective subsidiaries; conditioned, however, upon the Company’s providing sufficient funds for Mr. Thang to so manage and regulate the Company.

Với cương vị là Giám Đốc Tài Chính, ông Thắng sẽ chịu trách nhiệm quản lý chung tình hình tài chính của Công Ty. Ông Thắng sẽ cống hiến toàn bộ thời gian, sức lực và kỹ năng của mình cho Công Ty trong suốt giờ hành chính. Những nhiệm vụ đó sẽ được thực hiện tại Việt Nam, và bất kỳ nơi nào mà Công Ty yêu cầu một cách hợp lý cho lợi ích, nhu cầu, việc kinh doanh và cơ hội của Công Ty. Ông Thắng sẽ có trách nhiệm phát triển, thực hiện và duy trì kế hoạch kinh doanh một cách liên tục cho công ty cùng tất cả những hành động được nhắc đến trong đó. Anh sẽ có trách nhiệm phối hợp mọi nỗ lực của công ty, các cán bộ, đội ngũ điều hành của các công ty con và các nhân viên tương ứng, có trách nhiệm tối ưu hóa các hoạt động và lợi nhuận của công ty và các công ty con tương ứng; nhưng với điều kiện Công Ty cung cấp đủ tài chính cho ông Thắng nhằm thực hiện việc điều hành và quản lý đó.

3.

Ông Thắng shall be responsible for reporting in writing to the Board of Directors on a regular basis.

Ông Thắng sẽ chịu trách nhiệm báo cáo thường xuyên bằng văn bản đến cho Hội Đồng Quản Trị.

4.

As Chief Financial Officer, Mr. Thang shall be responsible for the development, coordination and execution of all aspects of the operation as directed by the Board of Directors.  Subject to the Company’s continuing ability to pay Mr. Thang’s salary on a regular basis as hereinafter provided, Mr. Thang will devote his full time, energy and skill during regular business hours to providing the services and carrying out the duties and responsibilities of his employment with the Company.  Such duties shall be rendered at the principal place of business of the Company and at such other places as the Company shall in good faith require or as interests, needs, business or opportunity of the Company shall require.

Với cương vị là Giám Đốc Tài Chính, ông Thắng sẽ chịu trách nhiệm trong việc phát triển, phối hợp và thực hiện mọi khía cạnh hoạt động của Công Ty dưới sự chỉ đạo của Hội Đồng Quản Trị. Dựa vào Công Ty có khả năng tiếp tục trả lương thường xuyên cho ông Thắng như được đề cập dưới đây, ông Thắng sẽ cống hiến toàn bộ thời gian, sức lực và kỹ năng cho Công Ty trong suốt giờ hành chính để phục vụ và thực hiện các nhiệm vụ và trách nhiệm trong công việc với Công Ty. Những nhiệm vụ đó sẽ được thực hiện tại trụ sở làm việc chính của Công Ty và bất kỳ nơi nào mà Công Ty yêu cầu một cách hợp lý cho lợi ích, nhu cầu, việc kinh doanh và cơ hội của Công Ty.

EMPLOYMENT AGREEMENT, P. 2

IV.

COMPENSATION.

THÙ LAO.

1.

Base Salary.  Commencing upon January 1, 2010, the Company shall pay Mr. Thang a net salary of Four Thousand Dollars ($4,000) per month, payable at the end of each month. Said net salary payments is after withholding taxes, e.g., Federal Income Tax, FICA, and State and/or Local Withholding Taxes or such taxes as required to conform with U.S. and Vietnamese law.  Whereas such salary shall not be decreased during the term of this Agreement without the consent of Mr. Thang, it shall be subject to increase by the Board of Directors, which shall review the salary periodically, and at least annually.

Lương cơ bản. Kể từ khi huy động vốn qua nguồn các ngân hàng đầu tư của Công Ty, Công Ty sẽ trả cho ông Thắng mức lương thực nhận cơ bản là Bốn Nghìn Đô La Mỹ ($4.000) một tháng, trả vào cuối mỗi tháng. Mức lương thực nhận kể trên là sau khi đã trừ các sẽ theo các loại thuế giữ lại, như Thuế Thu Nhập Liên Bang, FICA (Thuế Đóng Góp Bảo Hiểm Liên Bang), Thuế Thu Nhập Nội Địa Của Địa Phương/Bang, hay những loại thuế được luật pháp của Hoa Kỳ và Việt Nam yêu cầu. Xét rằng mức lương trên sẽ không bị giảm trong suốt thời hạn Hợp Đồng nếu không có sự chấp thuận của ông Thắng, mà sẽ có xu hướng tăng lên dựa vào việc Hội Đồng Quản Trị xem xét lương định kỳ ít nhất là một năm một lần.

2.

Incentive Bonus.  Mr. Thang shall be entitled to an incentive stock bonus of 50,000 restricted, common stock of the Company, per annum as approved by the board of directors, at such time as the Stock Option And Award Plan is approved by the stockholders of the Company.

Thưởng khuyến khích. Ông Thắng sẽ được nhận phần thưởng bằng cổ phiếu là 50.000 cố phiếu phổ thông có giới hạn của Công Ty trong một năm, như Hội Đồng Quản Trị đã thông qua cùng với việc Chương Trình Quyền Chọn Và Phần Thưởng Bằng Chứng Khoán được các cổ đông của Công Ty chấp thuận.

3.

Deferred Compensation Plan. As soon as it is economically feasible and appropriate as determined by the Board of Directors of the Company, the Company will establish a Deferred Compensation Plan for its senior executives, including Mr. Thang.

Chương Trình Phúc Lợi Trả Sau. Ngay khi được Hội Đồng Quản Trị quyết định là  khả thi và phù hợp về mặt kinh tế, Công Ty sẽ thành lập Chương Trình Phúc Lợi Trả Sau dành cho cán bộ điều hành cấp cao, trong đó có ông Thắng.

7.

Benefits.  As soon as it is financially able as determined by the Board of Directors, the Company shall provide the following benefits to Mr. Thang:

Quyền lợi. Ngay khi được Hội Đồng Quản Trị quyết định là có khả năng tài chính để thực hiện, Công Ty sẽ cung cấp các quyền lợi sau cho ông Thắng:

(a) Participation in a group medical plan;

(b) Comprehensive dental care plan;

(c) Life insurance at the rate of at least four times Mr. Thang’s annual salary, with the beneficiary of said insurance to be named by ông Thắng;

(d) Disability insurance;

(a) Được tham gia vào chương trình y tế tập thể;

(b) Chương trình nha khoa toàn diện;

(c) Bảo hiểm nhân thọ có trị giá ít nhất 4 lần mức lương hằng năm của ông Thắng, với người thụ hưởng được ông Thắng chỉ định;

(d) Bảo hiểm thương tật;

V.

BUSINESS FACILITIES AND EQUIPMENT.

TRANG THIẾT BỊ PHỤC VỤ CÔNG VIỆC

  The Company shall provide Mr. Thang, or shall pay for, suitable work facilities and adequate business accommodations, office equipment and devices as may be reasonably necessary for Mr. Thang to perform his services and carry out his responsibilities and duties to the Company.

Công Ty sẽ trang bị hoặc sẽ trả mọi chi phí cho ông Thắng đối với các điều kiện và nơi ở đầy đủ phục vụ công việc, các trang thiết bị văn phòng cần thiết một cách hợp lý để ông Thắng có thể thực hiện chức vụ, nhiệm vụ và trách nhiệm đối với Công Ty.

VI.

DIRECTORS AND OFFICERS INSURANCE.

BẢO HIỂM CHO CÁN BỘ VÀ GIÁM ĐỐC

As soon as it is financially able, as determined by the Board of Directors, the Company shall purchase and maintain Directors’ and Officers’ liability insurance, including coverage for Mr. Thang, in an amount of not less than three million dollars ($3,000,000).

Ngay khi đươc Hội Đồng Quản Trị quyết định là có khả năng tài chính để thực hiện, Công Ty sẽ mua và duy trì bảo hiểm trách nhiệm cho các Cán Bộ và Giám Đốc bao gồm cả ông Thắng, với giá trị không ít hơn ba triệu Đô la Mỹ ($3,000,000).

EMPLOYMENT AGREEMENT, P. 3

VII.

INDEMNIFICATION.

QUY ĐỊNH BỒI HOÀN

The Company shall indemnify Mr. Thang, his heirs, executors, administrators and assigns, against, and he shall be entitled without further act on his part, to be indemnified by the Company for, all expenses, including, but not limited to, amounts of judgments, reasonable settlement of suits, attorney fees and related costs of litigation, reasonably incurred by him in connection with or arising out of any action, suit or cause of action against the Company and/or against Mr. Thang as a result of his having been, an officer and/or director of the Company, or, at its request, of any other corporation which the Company owns or of which the Company is a stockholder or creditor, whether or not he continues to be such officer or director at the time of incurring said expenses.  Said indemnity shall apply, but not be limited to, expenses incurred in respect to:

Công Ty sẽ bồi hoàn cho ông Thắng, người thừa kế, người thừa hành, quản trị viên hay người được phân công của anh cho mọi phí tổn, mà không cần một hành động thêm nào từ phía anh, các phí tổn bao gồm nhưng không giới hạn các khoản liên quan đến phán quyết, xử kiện, chi phí luật sư và các khoản phí hợp lý liên quan đến tranh chấp được khởi sự một cách hợp lý bởi ông Thắng liên quan tới hay bắt đầu từ bất kỳ hành động, sự tố tụng hay nguyên nhân nào nhằm chống lại Công Ty và/hoặc chống lại ông Thắng, bắt  nguồn từ việc ông Thắng là một cán bộ và/hoặc giám đốc của Công Ty hoặc của bất cứ doanh nghiệp nào khác mà Công Ty sở hữu, là một cổ đông hay là chủ nợ, như được Công Ty yêu cầu, bất kể việc anh có tiếp tục giữ chức vụ cán bộ hay giám đốc vào thời điểm phát sinh các chi phí nói trên. Việc bồi hoàn trên sẽ được áp dụng nhưng không giới hạn cho những chi phí phát sinh sau:

1.

any matter in which he shall be finally adjudged in any such action, suit or proceeding to be liable for gross negligence or intentional misconduct in the performance of his duty as such officer and/or director, or;

bất kỳ vấn đề nào, trong đó anh sẽ chịu phán quyết cuối cùng trong các vụ kiện, tố tụng, xét xử như vậy, có trách nhiệm đối với các sai phạm nghiêm trọng hay việc cố tình sai phạm trong khi thực hiện nhiệm vụ với tư cách là cán bộ và/hay giám đốc nói trên, hoặc;

2.

any matter in which a settlement is effected to an amount in excess of the amount of reasonable expenses incurred by or on behalf of Mr. Thang in such action, suit or proceeding to the point of final settlement and resolution.

bất kỳ vấn đề nào mà phán quyết có ảnh hưởng lớn hơn mức phí tổn hợp lý do ông Thắng phát sinh hoặc phát sinh trên danh nghĩa của ông Thắng, trong vụ kiện hoặc tố tụng đó, tính cho đến khi có phán quyết hay quyết định cuối cùng.

Further, nothing in this section regarding indemnification shall be construed to require or authorize the Company to indemnify Mr. Thang against any liability to which he would, but for settlement or comprise of such action, suit or proceeding, be otherwise subject by reason of his gross negligence or intentional misconduct in the performance of his duties as an officer and/or director of the company. The foregoing right of indemnification shall not be exclusive of other rights to which Mr. Thang may be entitled.

Ngoài ra, không có quy định nào trong mục bồi hoàn này có thể được hiểu là yêu cầu hay cho phép Công Ty bồi hoàn cho ông Thắng về bất kỳ nghĩa vụ nào anh bị kết tội do những sai phạm trọng yếu hay cố ý làm sai trong quá trình thực hiện nhiệm vụ với tư cách là cán bộ và/hay giám đốc của công ty, nếu không có phán quyết cho các vụ kiện, tố tụng hay xét xử đó. Quyền được bồi hoàn nói trên sẽ không nằm ngoài những quyền lợi khác mà ông Thắng có thể được hưởng.

VIII.

BUSINESS EXPENSE REIMBURSEMENT.

HOÀN TRẢ CHI PHÍ HOẠT ĐỘNG

 The Company shall reimburse Mr. Thang for all reasonable business expenses incurred by him in the performance of his services, duties and responsibilities, including but not limited to, transportation, travel expenses, board and room, entertainment, and other business expenses incurred within the scope of presentation to the Company by Mr. Thang of an itemized accounting of said expenses substantiated by account books, receipts, bills and other documentation where applicable.  If reimbursement, advances or allowances are based on permitted mileage or per diem rates, then Mr. Thang shall submit specification of relevant mileage, destination, dates and other supporting information required for tax purposes.

Công Ty sẽ hoàn trả lại cho ông Thắng tất cả các khoản chi phí hoạt động hợp lý do ông Thắng phát sinh trong quá trình làm việc, thực hiện nhiệm vụ và nghĩa vụ, bao gồm nhưng không giới hạn chi phí đi lại, du lịch, chi phí ở, giải trí, và các khoản phí công việc khác phát sinh trong phạm vi ông Thắng giải trình về các chi phí đó cho Công Ty theo chuẩn kế toán, được minh chứng bởi các sổ tài khoản, biên lai, hóa đơn và các văn bản khác có thể được áp dụng. Nếu được chi trả, khoản tiền được ứng trước hay trợ cấp sẽ dựa trên chiều dài quãng đường đi cho phép được hoặc tính theo ngày, sau đó ông Thắng sẽ nộp những bản ghi kỹ thuật về quãng đường đi, nơi đến, ngày và các thông tin hỗ trợ cần thiết khác để tính thuế.

EMPLOYMENT AGREEMENT, P. 4

IX.

VACATION.

NGHỈ PHÉP

During the term of this Agreement, Mr. Thang shall have the right to three (3) weeks of paid vacation during each year.  Vacation time may be taken all at once or in segments as desired by Mr. Thang, subject to reasonable notice to the Company for the purpose of coordinating work schedules.

Such vacation is not cumulative from year to year.

Trong suốt thời hạn Hợp Đồng, ông Thắng có quyền hưởng ba (3) tuần nghỉ phép có lương trong một năm. Thời hạn nghỉ phép có thể được dùng cùng một lúc hoặc chia thành nhiều phần như ông Thắng mong muốn, kèm theo thông báo hợp lý tới Công Ty nhằm sắp xếp thời gian làm việc.

Thời hạn nghỉ phép không được cộng dồn qua các năm.

X.

RELOCATION OF DOMICILE.

CHUYỂN ĐỊA ĐIỂM CƯ TRÚ

At the request of the Company for sound business reasons and upon reasonable notice, the Company may require ông ThắngMr. Thang to relocate his residential domicile.  The Company shall pay all relocation expenses, including the following items:  a preliminary trip by ông ThắngMr. Thang and his spouse to the relocation destination for the purpose of locating a new home, moving costs, closing costs arising from the real estate transactions, installation costs of utilities, accessories and equipment, new drapes and curtains and other one time expenses uniquely related to relocation of a residence.

Theo yêu cầu của Công Ty về những nguyên nhân công việc xác đáng cùng với việc thông báo một cách hợp lý, Công Ty có thể yêu cầu ông Thắng chuyển địa điểm cư trú. Công Ty sẽ trả toàn bộ chi phí liên quan đến việc di chuyển, bao gồm các khoản: chuyến đi tới địa điểm mới của ông Thắng và vợ anh nhằm xác định nhà mới, chi phí di chuyển, chi phí phát sinh từ các giao dịch bất động sản, chi phí lặp đặt thiết bị và đồ dùng kèm theo, màn và rèm cửa mới, kèm theo các chi phí được trả một lần khác liên quan đến việc chuyển địa điểm cư trú.

XI.

TERMINATION OF EMPLOYMENT.

CHẤM DỨT HỢP ĐỒNG LAO ĐỘNG.

1.

Termination for Cause.  Generally.  Under this Agreement, the Company shall have the right to terminate the employment of Mr. Thang for cause, which shall consist of two classes:  cause involving malfeasance on the part of Mr. Thang, and causes not involving malfeasance (no-fault).  Upon termination, all Company property and credit cards in the possession and control of Mr. Thang must be returned to the Company.

Lý do Chấm dứt hợp đồng. Tổng quát. Theo Hợp Đồng này, Công Ty có quyền chấm dứt hợp đồng lao động với ông Thắng vì hai lý do: lý do ông Thắng làm sai và lý do không liên quan đến việc làm sai (không-có-lỗi). Trong trường hợp chấm dứt hợp đồng, tất cả tài sản của Công Ty và thẻ tín dụng được ông Thắng sở hữu và quản lý phải được hoàn trả lại cho Công Ty.

2.

Malfeasance Termination for Cause.  In the event the employment of Mr. Thang is terminated on the grounds of malfeasance, then, in that event, all compensation, including salary, stock options, bonuses, deferred compensation and benefits cease immediately.  Termination for cause on grounds of malfeasance included, but is not limited to, the following conduct:

Chấm dứt vì Lý do làm sai. Trong trường hợp hợp đồng lao động của ông Thắng bị chấm dứt vì lý do làm sai thì tất cả các khoản thù lao bao gồm lương, quyền chọn cổ phiếu, thưởng, phúc lợi trả sau và các quyền lợi khác sẽ ngay lập tức không còn. Việc chấm dứt hợp đồng vì nguyên nhân làm sai này bao gồm nhưng không loại trừ các việc sau:

(1)

Breach of any restrictive covenant contained herein against competition or disclosure of trade secrets;

Vi phạm bất cứ điều khoản mang tính giới hạn nào dưới đây về việc đối đầu hoặc tiết lộ các bí mật thương mại của Công Ty

(2)

Continued failure and refusal to carry out the duties and responsibilities of office under this Agreement within a reasonable time following written notice from the Board of Directors requiring the subject performance;

Liên tục thất bại và từ chối thực thi các nhiệm vụ và trách nhiệm văn phòng theo Hợp Đồng này trong khoảng thời gian hợp lý sau khi có văn bản thông báo từ Hội Đồng Quản Trị yêu cầu việc thực thi trên.

(3)

Failure to cure a material breach of this Agreement within ten (10) days after receiving written from the Board of Directors;

Thất bại trong việc sửa một vi phạm trọng yếu đối với Hợp Đồng này trong vòng mười (10) ngày sau khi nhận được văn bản thông báo từ Hội Đồng Quản Trị.

EMPLOYMENT AGREEMENT, P. 5

(4)

Failure to cease conduct unbecoming the CFO of the Company after the receipt of written notice from the Board of Directors to cease such conduct;

Thất bại trong việc từ bỏ một việc làm không thích hợp với tư cách của Giám Đốc Tài Chính Công Ty sau khi đã nhận được văn bản thông báo từ Hội Đồng Quản Trị yêu cầu việc từ bỏ việc làm đó.

(5)

Commission of a felony.

Phạm một trọng tội.

3.

No-Fault Termination for Cause.  At no fault of Mr. Thang, termination of employment hereunder for cause can occur as the result of death, disability, sale of the Company (asset or stock sale), merger or consolidation, “takeover” of control and operation of the business by an outside entity or group, or termination of the business for any reason whatsoever.

Chấm dứt Không phải do làm sai. Trong trường hợp ông Thắng không có sai phạm, việc chấm dứt hợp đồng ở đây có thể do cái chết, sự tàn tật, việc Công Ty bị bán đi (bán tài sản hay cổ phiếu), sáp nhập hay hợp nhất, việc một pháp nhân hay tập thể bên ngoài tiếp quản quyền điều hành và việc hoạt động Công Ty, hay việc chấm dứt kinh doanh bởi bất kỳ lý do nào khác.

4.

Rights, Options, and Benefits Surviving No-Fault Termination for Cause.  In the event of termination of Mr. Thang’s employment for cause based upon any of the no-fault reasons or events described in the foregoing subsection 3, except for death or disability (see below), Mr. Thang shall be entitled to the following compensation under this Agreement:

Quyền, Quyền Chọn và Quyền Lợi đối với việc Chấm Dứt Hợp Đồng Không Do Sai Phạm. Trong trường hợp chấm dứt hợp đồng lao động với ông Thắng vì bất kỳ lý do không-sai-phạm nào như được giải trình trong tiểu mục 3 trên đây, trừ trường hợp qua đời hay tàn tật (xem bên dưới), thì ông Thắng sẽ được hưởng những đền bù theo Hợp Đổng sau đây:

(a)

Base salary for the entire term of this Agreement.

Lương cơ bản cho toàn bộ thời hạn Hợp Đồng

(b)

Right to the next ISO grant due to Mr. Thang under Section IV 5 herein following termination of employment.

Quyền lợi đối với quyền chọn chứng khoán tặng thưởng (ISO) mà ông Thắng được nhận theo Mục IV-5 sau khi chấm dứt hợp đồng

(c)

Performance bonus for two quarters following termination.

Thưởng thành tích cho hai quý sau khi chấm dứt hợp đồng

(d)

Deferred compensation vested at time of termination.

Những khoản phúc lợi trả sau được trả tại thời điểm chấm dứt hợp đồng

(e)

Company benefits including, but not limited to, group medical insurance, comprehensive dental plan, life insurance, disability insurance, and car allowance shall be continued for a period of six (6) months following such termination of employment.

Những quyền lợi từ công ty, bao gồm nhưng không giới hạn bảo hiểm y tế tập thể, kế hoạch về nha khoa tổng quát, bảo hiểm nhân thọ, bảo hiểm thương tật và trợ cấp xe hơi sẽ vẫn được tiếp tục trong thời hạn sáu (6) tháng sau khi chấm dứt hợp đồng này.

5.

Sale/Take-Over Termination Bonus.  In the event the employment of Mr. Thang is terminated because of the sale of the business (either asset or stock sale), merger, consolidation, or by “takeover” by any person, entity or group, then, Mr. Thang shall be entitled to a termination bonus equal to the amount of his annual salary plus the amount of the Performance Bonus (Section IV 3, above) that he received in the aggregate over the four quarters immediately preceding such termination of employment.

Bồi thường thêm khi Bán/Thay đổi quyền điều hành Công Ty. Trong trường hợp hợp đồng lao động này với ông Thắng bị chấm dứt vì lý do công ty được bán (tài sản hoặc cổ phiếu), sáp nhập, hợp nhất hoặc việc bất kỳ cá nhân, pháp nhân hay nhóm nào tiếp quản quyền điều hành công ty, khi đó ông Thắng sẽ được hưởng một khoản bồi thường thêm tương đương với lương hàng năm của mình cộng với khoản Thưởng Thành Tích (như Mục IV-3 ở trên) mà ông Thắng đã nhận tổng cộng trong vòng bốn quý ngay trước khi hợp đồng lao động bị chấm dứt.

6.

Resignation or Withdrawal.  In the event Mr. Thang’s employment is terminated by his voluntary resignation or withdrawal, then, in that event, the following will apply unless otherwise agreed between the parties in writing:

Từ chức hoặc Rút lui. Trong trường hợp hợp đồng với ông Thắng bị chấm dứt do ông Thắng chủ động từ chức hay rút lui, khi đó những điều sau đây sẽ được áp dụng trừ khi có thỏa thuận bằng khác văn bản giữa các bên:

EMPLOYMENT AGREEMENT, P. 6

(a)

If such resignation or withdrawal occurs during the first year of the term of this Agreement, then Mr. Thang will be entitled only to two weeks salary following notice of resignation or withdrawal. Company benefits set forth in Section IV-7 shall be terminated at the end of the calendar month next following the date of notice of resignation or withdrawal. All rights to stock options, bonuses or deferred compensation not granted or vested shall be forfeited.

Nếu việc từ chức hoặc rút lui đó diễn ra trong năm đầu tiên của thời hạn Hợp Đồng thì ông Thắng sẽ chỉ được nhận lương cho hai tuần sau khi có thông báo về việc từ chức hay rút lui. Các quyền lợi đối với công ty như trong Mục IV-7 sẽ bị hủy bỏ vào cuối tháng kế tiếp sau ngày của thông báo về việc từ chức hay rút lui. Tất cả các quyền mua cổ phiếu, thưởng thêm hay các khoản phúc lợi trả sau chưa được trả hoặc cấp sẽ bị mất.

(b)

If such resignation or withdrawal occurs during the second year of the term of his Agreement, then Mr. Thang will be entitled only to two months salary following notice of resignation or withdrawal.  Company benefits set forth in Section IV-7 shall be terminated at the end of the calendar month next following the date of notice of resignation or withdrawal. All rights to stock options, bonuses or deferred compensation not granted or vested shall be forfeited.

Nếu việc từ chức hoặc rút lui đó diễn ra trong năm thứ hai của thời hạn Hợp Đồng thì ông Thắng sẽ chỉ được nhận lương cho hai tháng sau khi có thông báo về việc từ chức hay rút lui. Các quyền lợi đối với công ty như trong Mục IV-7 sẽ bị hủy bỏ vào cuối tháng kế tiếp sau ngày của thông báo về việc từ chức hay rút lui. Tất cả các quyền mua cổ phiếu, thưởng thêm hay các khoản phúc lợi trả sau chưa được trả hoặc cấp sẽ bị mất.

XII.

RESTRICTIVE COVENANTS.

CÁC ĐIỀU KHOẢN GIỚI HẠN

1.

Confidential information.  Mr. Thang covenants not to disclose the following specified confidential information to competitors or to others outside of the scope of reasonably prudent business disclosure, at any time during or after the termination of his employment by the Company.

Thông tin mật. Ông Thắng thỏa thuận sẽ không công bố những thông tin mật được nêu cụ thể sau đây cho các đối thủ cạnh tranh hoặc những người khác không thuộc phạm vi kinh doanh có thể được tiết lộ thông tin một cách hợp lý, vào bất cứ thời điểm nào trong hoặc sau khi chấm dứt hợp đồng lao động với Công Ty.

a.

Customers lists, contracts, and other sales and marketing information;

Danh sách khách hàng, các bản hợp đồng và các thông tin về bán hàng và marketing khác

b.

Financial information, cost data;

Thông tin về tài chính và chi phí

c.

Formulas, trade secrets, processes and devices related to the operation of the convenience stores and complexes;

Công thức, bí quyết thương mại, quy trình và thiết bị liên quan đến hoạt động của chuỗi cửa hàng tiện lợi và các khu phức hợp;

d.

Supply sources, contracts;

Nguồn cung ứng và hợp đồng liên quan

e.

Business opportunities relating to developing new business for the Company;

Cơ hội kinh doanh liên quan đến việc phát triển ngành kinh doanh mới của Công Ty

f.

Proprietary plans, procedures, models and other proprietary information of the Company.

Các kế hoạch doanh nghiệp, quy trình, mô hình và thông tin khác của Công Ty.

2.

Affirmative Duty to Disclose.  Mr. Thang shall promptly communicate and disclose to the Company to the extent reasonable all observations made, information received, and data maintained relating to the business of the Company obtained by him as a consequence of his employment by the Company.  All written material, possession during his employment with the Company concerning business affairs of the Company or any of its affiliates, are the sole property of the Company and its affiliates, and Mr. Thang is obligated to make reasonably prompt disclosures of such information and documents to the Company, and, further, upon termination of this Agreement, or upon request of the Company, Mr. Thang shall promptly deliver the same to the Company or its affiliates, and shall not retain any copies of same.

EMPLOYMENT AGREEMENT, P. 7

Nghĩa vụ Công bố Thông tin. Ông Thắng sẽ ngay lập tức liên lạc và thông báo cho Công Ty trong chừng mực hợp lý về tất cả những điều quan sát được, thông tin nhận được và dữ liệu bảo quản được liên quan đến việc kinh doanh của Công Ty, là kết quả của quá trình anh làm việc tại Công Ty. Tất cả những tài liệu trọng yếu có được trong quá trình người đó làm việc tại Công Ty liên quan đến các vấn đề kinh doanh của Công Ty hay các pháp nhân liên quan là tài sản duy nhất của Công Ty và các pháp nhân liên quan, và ông Thắng bắt buộc phải thông báo ngay về những thông tin và tài liệu đó cho Công Ty trong chừng mực hợp lý, xa hơn nữa là khi Hợp Đồng này kết thúc hoặc do Công Ty yêu cầu, ông Thắng sẽ ngay lập tức trao lại những điều trên cho Công Ty hay các pháp nhân liên quan và sẽ không giữ lại bất cứ bản sao nào.

3.

Covenant Not to Compete.  For a period of three (3) years following the termination of his employment with the Company, Mr. Thang shall not work, directly or indirectly, for a competitor of the Company, nor shall he himself establish a competitive business.  This restrictive covenant shall be limited to businesses that compete in the convenience store business in market areas within 150 miles of Company facilities or in which Company has designation for expansion within 3 years.

Điều khoản về Không đối đầu. Trong vòng ba (3) năm sau khi kết thúc hợp đồng lao động với Công Ty, ông Thắng sẽ không được làm việc, dù trực tiếp hay gián tiếp, cho một đối thủ cạnh tranh của Công Ty, cũng như bản thân không được thành lập một doanh nghiệp cạnh tranh. Điều khoản này được hạn chế trong những doanh nghiệp cạnh tranh với Công Ty trong lĩnh vực kinh doanh chuỗi cửa hàng tiện lợi trên những thị trường trong vòng bán kính 150 dặm tính từ nơi Công Ty có cở sở vật chất hoặc từ vùng mà Công Ty có quyền phát triển việc kinh doanh trong vòng 3 năm.

4.

Material Harm Upon Breach.  The parties acknowledge the unique and secret nature of the Company’s procedures for acquisition of related proprietary information, and that material irreparable harm occurs to the Company if these restrictive covenants are breached.  Further, the parties hereto acknowledge and agree that injunctive relief is not an exclusive remedy and that an election on the part of the Company to obtain an injunction does not preclude other remedies available to the Company.

Thiệt hại Trọng yếu trong trường hợp Vi phạm. Các bên công nhận tính duy nhất và bí mật của các thủ tục của Công Ty đối với việc nắm giữ thông tin doanh nghiệp có liên quan, và rằng những thiệt hại trọng yếu không thể sửa chữa được sẽ xảy đến với Công Ty nếu những điều khoản giới hạn trên bị vi phạm. Hơn nữa, các bên cũng công nhận và đồng ý rằng phán quyết của tòa án không phải là giải pháp duy nhất, và việc Công Ty lựa chọn nhận một phán quyết của tòa án sẽ không cản trở những giải pháp khác mà Công Ty có thể sử dụng.

5.

Arbitration.  Any controversy, claims, or matter in dispute occurring between these parties and arising out of or relating to this Agreement shall be submitted by either or both of the parties to arbitration administered by the American Arbitration Association or its successor and said arbitration shall be final and absolute.  The Commercial Arbitration Rules of the American Arbitration Association shall apply subject to the following modifications:

Xét xử. Bất cứ tranh cãi, yêu cầu bồi thường hay tranh chấp nào giữa các bên, được phát sinh từ hay liên quan đến Hợp Đồng này sẽ được nộp lên hội đồng xét xử được giám sát bởi Hiệp Hồi Xét Xử Hoa Kỳ (AAA), hoặc cơ quan kế nhiệm của nó bởi một hoặc cả hai bên trong hợp đồng, và phán quyết đó sẽ là cuối cùng và tuyệt đối. Các Luật Xét Xử Về Thương Mại của Hiệp Hội Xét Xử Hoa Kỳ sẽ được áp dụng dựa trên những bổ sung sau:

a.

The venue for said arbitration shall be Los Angeles, California, USA, and the laws of the U.S. relating to arbitration shall apply to said arbitration.

Nơi xét xử sẽ là Los Angeles, Caliornia, Hoa Kỳ, và những luật pháp liên quan của Hoa Kỳ sẽ được áp dụng trong xét xử.

b.

The decision of the arbitration panel may be entered as a judgment in any court of the general jurisdiction in any state of the United States or elsewhere.

Quyết định của hội đồng xét xử được xem như phán quyết của bất kỳ tòa án có thẩm quyền chung trong bất kỳ bang nào của Hoa Kỳ hoặc nơi nào khác.

XIII.

NOTICE.

THÔNG BÁO

Except as otherwise provided herein, all notices required by this Agreement as well as any other notice to any party hereto shall be given by certified mail (or equivalent), to the respective parties as required under this Agreement or otherwise, to the following addresses indicated below or to any change of address given by a party to the others pursuant to the written notice.

Ngoại trừ được đề cập khác đi trong đây, tất cả các thông báo được yêu cầu bởi Hợp Đồng này cũng như bất kỳ thông báo nào khác đến một bên bất kỳ phải được gửi bằng thư đảm bảo (hoặc các hình thức tương đương) đến bên tương ứng theo như yêu cầu của Hợp Đồng, hoặc đến những địa chỉ được đề cập dưới đây, hoặc bất kỳ địa chỉ nào khác đã được thay đổi bởi một bên đã có thông báo bằng văn bản đến cho các bên khác.

EMPLOYMENT AGREEMENT, P. 8

COMPANY:

TRAI THIEN USA INC.

CÔNG TY

_________________________

NEVADA, USA

MR. THANG:

MR. THANG VIET TRAN

/s/ Mr. Thang Viet Tran

VIETNAM

XIV.

GENERAL PROVISIONS.

ĐIỀU KHOẢN CHUNG

1.

Entire Agreement.  This Agreement constitutes and is the entire Agreement of the parties and supersedes all other prior understandings and/or Agreements between the parties regarding the matters herein contained, whether verbal or written.

Toàn bộ Hợp đồng. Hợp Đồng này tạo thành và chính là toàn bộ Thỏa Thuận của các bên, thay thế tất cả các hiểu biết và Thỏa Thuận trước đây giữa các bên về những vấn đề được đề cập ở đây, bất kể chúng dưới dạng nói hay viết.

2.

Amendments.  This Agreement may be amended only in writing signed by both parties.

Sửa đổi. Hợp Đồng này chỉ có thể được sửa đổi bằng văn bản có chữ ký của cả hai bên.

3.

Assignment. No party of this Agreement shall be entitled to assign his or its interest herein without the prior written approval of the other party.

Ủy nhiệm. Không bên nào trong Hợp Đồng này được ủy nhiệm lại các quyền lợi của mình khi chưa có sự chấp thuận bằng văn từ bên kia.

4.

Execution of Other Documents.  Each of the parties agree to execute any other documents reasonably required to fully perform the intentions of this Agreement.

Thi hành những Văn kiện khác. Mỗi bên đồng ý thi hành bất kỳ văn kiện nào khác nhằm hoàn thành một cách hợp lý Hợp Đồng này.

5.

Binding Effect.  This Agreement shall inure to and be binding upon the parties hereto, their agents, employees, heirs, personal representatives, successors and assigns.

Hiệu lực Ràng buôc. Hợp Đồng này sẽ có hiệu lực và ràng buộc đối với các bên được đề cập, các đại lý, nhân viên, người thừa kế, đại diện cá nhân, người kế nhiệm và người được ủy quyền của họ.

6.

No Waiver of Future Breach.  The failure of one party to insist upon strict performance or observation of this Agreement shall not be a waiver of any future breach or of any terms or conditions of this Agreement.

Không có Miễn trừ đối với Vi phạm trong tương lai. Việc một bên không yêu cầu việc thi hành hay tuân thủ một cách nghiêm túc Hợp Đồng này không phải là một miễn trừ đối với bất kỳ vi phạm nào cũng như bất kỳ điều khoản hay điều kiện nào trong Hợp Đồng này.

7.

Execution of Multiple Originals.  Two (2) original counterparts of this Agreement shall be executed by these parties.

Chấp hành các Bản gốc. Hai (2) bản gốc của Hợp Đồng này sẽ được chấp hành bởi những bên liên quan.

8.

Governing Law.  This Agreement shall be governed and interpreted by the laws of the United States of America.

Luật Chi phối. Hợp Đồng này bị chi phối và hiểu theo luật pháp của Hợp Chủng Quốc Hoa Kỳ.

9.

Severability.  In the event any provision or section of this Agreement conflicts with the applicable law, such conflict shall not affect the provisions of the Agreement which can be given effect without the conflicting provisions.

Tính cục bộ.Trong trường hợp bất kỳ điều khoản hay chương mục nào của Hợp Đồng này mâu thuẫn với luật pháp hiện hành, những mâu thuẫn đó sẽ không ảnh hưởng đến hiệu lực của các điều khoản vẫn có hiệu lực khi không có các điều khoản bị mâu thuẫn trên.

EMPLOYMENT AGREEMENT, P. 9

WHEREFORE, this Agreement is hereby executed and made effective the day and year first above written.

DO ĐÓ, Hợp Đồng này được thực thi và có hiệu lực vào ngày và năm được đề cập đầu tiên trong đây.

COMPANY:

     TRAI THIEN USA INC.

  BY

                               (Name) ____________ (Title) _________________

MR. THANG: /s/ Mr. Thang Viet Tran

                          MR. THANG VIET TRAN

EMPLOYMENT AGREEMENT, P. 10